UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 28, 2024

Kodiak Gas Services, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41732	83-3013440
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9950 Woodloch Forest Dr., 19th Floor, The Woodlands, Texas	77380
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (936) 539-3300

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common stock, par value $0.01 per share	KGS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On April 1, 2024 (the “Closing Date”), Kodiak Gas Services, Inc., a Delaware corporation (“Kodiak”), completed the transactions contemplated by that certain Agreement and Plan of Merger, dated as of December 19, 2023 (the “Merger Agreement”), by and among Kodiak, Kodiak Gas Services, LLC, a Delaware limited liability company and wholly owned subsidiary of Kodiak (“Kodiak Services”), Kick Stock Merger Sub, LLC, a Delaware limited liability company and indirect, wholly owned subsidiary of Kodiak (“Stock Merger Sub”), Kick GP Merger Sub, LLC, a Delaware limited liability company and wholly owned subsidiary of Kodiak Services (“GP Merger Sub”), Kick LP Merger Sub, LLC, a Delaware limited liability company and wholly owned subsidiary of Kodiak Services (“Unit Merger Sub”), CSI Compressco LP, a Delaware limited partnership (the “Partnership”), and CSI Compressco GP LLC, a Delaware limited liability company and the general partner of the Partnership (the “General Partner”), whereby Stock Merger Sub was merged with and into the Partnership (the “Initial LP Merger” and the effective time of such merger, the “Initial Effective Time”), with the Partnership surviving the Initial LP Merger (the “Initial LP Surviving Entity”). Following the Initial LP Merger, (a) GP Merger Sub merged with and into the General Partner (the “GP Merger”), with the General Partner surviving the GP Merger as a direct, wholly-owned subsidiary of Kodiak Services and (b) Unit Merger Sub merged with and into the Initial LP Surviving Entity (the “Subsequent LP Merger” and, together with the Initial LP Merger and the GP Merger, the “Mergers”), with the Initial LP Surviving Entity surviving the Subsequent LP Merger as a wholly owned subsidiary of Kodiak Services.

At the Initial Effective Time and pursuant to the Initial LP Merger, each holder of a common unit representing limited partner interests in the Partnership (the “Partnership Common Units”) issued and outstanding immediately prior to the Initial Effective Time (other than the Partnership Common Units (a) held directly by Kodiak, GP Merger Sub or LP Merger Sub or (b) held by the Electing Unitholders (as defined below)) received 0.086 (the “Exchange Ratio”) shares of common stock, par value $0.01 per share, of Kodiak (“Kodiak Common Stock”) upon the automatic conversion of such Partnership Common Units. Each holder of Partnership Common Units that was both (i) an Accredited Investor (as defined in the Merger Agreement) and (ii) had negative tax capital in an absolute value of $50,000 or greater, was given the option to elect to receive as consideration for each Electing Unit, in lieu of a number of shares of Kodiak Common Stock equal to the Exchange Ratio, a number of common units in Kodiak Services (“OpCo Units”) equal to the Exchange Ratio and an equal number of shares of Series A Preferred Stock of Kodiak (“Series A Preferred Stock”) (each unitholder making such an election, an “Electing Unitholder” and any Partnership Common Units held by such Electing Unitholders, “Electing Units”). The holders of an aggregate of 64,003,027 Electing Units elected to receive OpCo Units and shares of Series A Preferred Stock. Each OpCo Unit is redeemable for one share of Kodiak Common Stock (together with the cancellation of one share of Series A Preferred Stock) pursuant to the terms of the Sixth Amended and Restated Limited Liability Company Agreement of Kodiak Services (the “OpCo LLC Agreement”).

At the effective time of the Subsequent LP Merger and the GP Merger (the “Subsequent Effective Time”), (a) pursuant to the GP Merger, all of the membership interests in the General Partner (the “GP Membership Interests”) held by Spartan Energy Holdco LLC (“Spartan”) were automatically cancelled, retired and ceased to exist for no consideration and (b) pursuant to the Subsequent LP Merger, (i) each Electing Unit issued and outstanding immediately prior to the Subsequent Effective Time was automatically cancelled, retired and ceased to exist and was automatically converted into the right to receive a number of OpCo Units equal to the Exchange Ratio and an equal number of shares of Series A Preferred Stock and (ii) the general partner interest in the Partnership held by the General Partner (the “Partnership GP Interest”) provided Spartan, as the former holder of the GP Membership Interests, with the right to receive 58,014 OpCo Units and shares of Series A Preferred Stock, which is the product equal to (A) the number of notional units representing the economic Partnership GP Interest in the Partnership multiplied by (B) the Exchange Ratio.

The foregoing summary of the Merger Agreement and Mergers does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the Merger Agreement, which is filed as Exhibit 2.1 to Kodiak’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on December 20, 2023 and incorporated herein by reference.

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth in the Introductory Note is incorporated into this Item 1.01 by reference.

Registration Rights Agreement

On the Closing Date, Kodiak entered into a registration rights agreement with the Electing Unitholders (the “Registration Rights Agreement”), pursuant to which, among other things, the Electing Unitholders were granted customary rights to require Kodiak to file and maintain the effectiveness of a shelf registration statement with respect to the re-sale of the Kodiak Common Stock received by the Electing Unitholders, and under certain circumstances, to require Kodiak to undertake underwritten offerings of such Kodiak Common Stock.

The foregoing description of the Registration Rights Agreement is qualified in its entirety by reference to the full text of the Registration Rights Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

OpCo LLC Agreement

On the Closing Date, Kodiak entered into the OpCo LLC Agreement with Kodiak Services and the Electing Unitholders. Kodiak will continue to operate its business through Kodiak Services, which will continue to directly or indirectly hold all of the assets and operations of Kodiak and the Partnership. Kodiak is the sole managing member of Kodiak Services and is responsible for all operational, management and administrative decisions relating to Kodiak Services’ business and will consolidate financial results of Kodiak Services and its subsidiaries. Kodiak Services is governed by the OpCo LLC Agreement.

Pursuant to the OpCo LLC Agreement, following 180 days after the Closing Date and subject to certain limitations, including as to quantity and frequency, the holders of OpCo Units (other than Kodiak and its wholly owned subsidiaries) have the redemption right to cause Kodiak Services to redeem each of its OpCo Units for either, at Kodiak Services’ election, (i) an equivalent number of shares of Kodiak Common Stock (together with the cancellation of one share of Series A Preferred Stock), subject to conversion rate adjustments for stock splits, stock dividends, reclassification and other similar transactions, or (ii) an equivalent amount of cash. Alternatively, upon the exercise of the redemption right, Kodiak (instead of Kodiak Services) will have the call right to, for administrative convenience, acquire each tendered OpCo Unit directly from the redeeming Electing Unitholder. Subject to certain exceptions in the OpCo LLC Agreement, Electing Unitholders will not be able to sell, transfer or redeem OpCo Units and Series A Preferred Stock prior to 180 days following the Closing Date. Upon a change of control of Kodiak, Kodiak Services will have the right to require each holder of OpCo Units to exercise its redemption right with respect to some or all of such holder’s OpCo Units (together with a corresponding number of shares of Series A Preferred Stock). In the event that (i) the holders of OpCo Units (other than Kodiak and its wholly owned subsidiaries) beneficially own, in the aggregate, less than 1.5% of the then outstanding OpCo Units and (ii) shares of Kodiak Common Stock are listed or admitted to trading on a national securities exchange, Kodiak will have the right, in its sole discretion, to require each holder of OpCo Units (other than Kodiak and its wholly owned subsidiaries) that beneficially owns less than 50,000 OpCo Units, to exercise its redemption right with respect to some or all of such holder’s OpCo Units (together with a corresponding number of shares of Series A Preferred Stock). Commencing on the fifth anniversary of the Closing Date, Kodiak Services will have the right to require each holder of OpCo Units to exercise its redemption right with respect to some or all of such holder’s OpCo Units (together with a corresponding number of shares of Series A Preferred Stock).

Pursuant to the OpCo LLC Agreement, immediately following the Subsequent Effective Time, Frontier Acquisition I, Inc., a Delaware corporation and wholly owned subsidiary of Kodiak, and Frontier Acquisition II, Inc., a Delaware corporation and wholly owned subsidiary of Kodiak, merged with and into Kodiak (the “Frontier Mergers”) with Kodiak surviving the Frontier Mergers.

The foregoing description of the OpCo LLC Agreement is qualified in its entirety by reference to the full text of the OpCo LLC Agreement, a copy of which is attached as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets

The information set forth in the Introductory Note and Item 1.01 is incorporated into this Item 2.01 by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal year.

The information set forth in the Introductory Note, Item 1.01 and Item 2.01 is incorporated into this Item 5.03 by reference.

On March 28, 2024, Kodiak filed the Certificate of Designation of Series A Preferred Stock (the “Certificate of Designation”) with the Delaware Secretary of State. Kodiak will issue approximately 5,562,273 shares of Series A Preferred Stock to the Electing Unitholders. The rights of holders of Series A Preferred Stock will be governed by the charter and bylaws of Kodiak, the Certificate of Designation and Delaware law.

Except with respect to dividends in connection with the adoption of a “poison pill” or similar shareholders rights plan, the holders of Series A Preferred Stock will not be entitled to receive any dividends (including cash, stock or property) in respect of their Series A Preferred Stock. However, in the event of a dividend to holders of shares of Kodiak Common Stock in the form of shares of Kodiak Common Stock or rights to acquire shares of Kodiak Common Stock, the holders of Series A Preferred Stock will be entitled to simultaneously receive a dividend of Series A Preferred Stock or rights to acquire Series A Preferred Stock, in each case in the same proportion and manner.

In the event of any voluntary or involuntary liquidation, dissolution or winding-up of Kodiak, each holder of Series A Preferred Stock will be entitled to receive out of the assets of Kodiak available for distribution to Kodiak’s stockholders, before any distribution of assets is made on shares of Kodiak Common Stock, an amount equal to $0.01 per share of Series A Preferred Stock. Neither the voluntary sale, conveyance, exchange or transfer, for cash, shares of stock, securities or other consideration, of all or substantially all of Kodiak’s property or assets, nor the merger or consolidation of Kodiak with or into any corporation or other entity or the merger or consolidation of any corporation or other entity with or into Kodiak will be deemed to be a voluntary or involuntary liquidation, dissolution of winding-up of Kodiak.

Each holder of Series A Preferred Stock will be entitled to one vote for each share of Series A Preferred Stock on all matters submitted to a vote of the holders of Kodiak Common Stock, as adjusted to account for any subdivision or combination of shares of Kodiak Common Stock. Except as otherwise provided in Kodiak’s charter or required by applicable law, the holders of the Series A Preferred Stock will vote together as a single class with the holders of Kodiak Common Stock on all matters submitted to a vote of Kodiak’s stockholders generally.

In the event of a merger or consolidation of Kodiak with or into another entity (whether or not Kodiak is the surviving entity) or any other transaction in which shares Kodiak Common Stock are exchanged for or converted into other stock or securities, or the right to receive cash and/or any other property, the holders of Series A Preferred Stock will not be entitled to receive any economic consideration in respect of the Series A Preferred Stock.

To the extent that any OpCo Units are transferred to Kodiak or Kodiak Services pursuant to a redemption in accordance with the OpCo LLC Agreement, then simultaneous with that transfer, an equal number of shares of Series A Preferred Stock registered in the name of the transferor will automatically and without further action on the part of Kodiak or that transferor be transferred to Kodiak and will no longer be outstanding. Subject to the foregoing and certain exceptions, the transfer of any OpCo Units pursuant to the terms of the OpCo LLC Agreement will result in the automatic transfer of an equal number of shares of Series A Preferred Stock from the same transferor to the same transferee.

The foregoing description of the Certificate of Designation is qualified in its entirety by reference to the full text of the Certificate of Designation, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On April 1, 2024, Kodiak issued a press release announcing the completion of the Mergers. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information, including Exhibit 99.1, be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Cautionary Statement for Purposes of Forward-Looking Statements

This Current Report on Form 8-K contains, and our officers and representatives may from time to time make, “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Forward-looking statements can be identified by words such as: “anticipate,” “intend,” “plan,” “goal,” “seek,” “believe,” “project,” “estimate,” “expect,” “strategy,” “future,” “likely,” “may,” “should,” “will” and similar references to future periods. Examples of forward-looking statements include, among others, statements we make regarding: (i) expected operating results, such as revenue growth and earnings, including upon consummation of the Mergers, and our ability to service our indebtedness; (ii) anticipated levels of capital expenditures and uses of capital; (iii) current or future volatility in the credit markets and future market conditions; (iv) potential or pending acquisition transactions, or other strategic transactions, the timing thereof, the receipt of necessary approvals to close such acquisitions, our ability to finance such acquisitions, and our ability to achieve the intended operational, financial, and strategic benefits from any such transactions; (v) expected synergies and efficiencies to be achieved as a result of the Mergers; (vi) expectations regarding the leverage and dividend profile upon consummation of the Mergers, including the amount and timing of future dividend payments; (vii) expectations of the effect on our financial condition of claims, litigation, environmental costs, contingent liabilities and governmental and regulatory investigations and proceedings; (viii) production and capacity forecasts for the natural gas and oil industry; (ix) strategy for customer retention, growth, fleet maintenance, market position and financial results; (x) our interest rate hedges; and (xi) strategy for risk management.

Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not place undue reliance on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: (i) a reduction in the demand for natural gas and oil; (ii) the loss of, or the deterioration of the financial condition of, any of our key customers; (iii) nonpayment and nonperformance by our customers, suppliers or vendors; (iv) competitive pressures that may cause us to lose market share; (v) the structure of our Compression Operations contracts and the failure of our customers to continue to contract for services after expiration of the primary term; (vi) our ability to successfully integrate any acquired businesses, including the Partnership, and realize the expected benefits thereof; (vii) difficulties, expenses and delays in meeting the conditions required for the closing of the Mergers; (viii) our ability to fund purchases of additional compression equipment; (ix) a deterioration in general economic, business, geopolitical or industry conditions, including as a result of the conflict between Russia and Ukraine and the Israel-Hamas war, inflation, and slow economic growth in the United States; (x) a downturn in the economic environment, as well as inflationary pressures; (xi) tax legislation and administrative initiatives or challenges to our tax positions; (xii) the loss of key management, operational personnel or qualified technical personnel; (xiii) our dependence on a limited number of suppliers; (xiv) the cost of compliance with existing and new governmental regulations, including climate change legislation; (xv) the cost of compliance with regulatory initiatives and stakeholder pressures, including ESG scrutiny; (xvi) the inherent risks associated with our operations, such as equipment defects and malfunctions; (xvii) our reliance on third-party components for use in our IT systems; (xviii) legal and reputational risks and expenses relating to the privacy, use and security of employee and client information; (xix) threats of cyber-attacks or terrorism; (xx) agreements that govern our debt contain features that may limit our ability to operate our business and fund future growth and also increase our exposure to risk during adverse economic conditions; (xxi) volatility in interest rates; (xxii) our ability to access the capital and credit markets or borrow on affordable terms to obtain additional capital that we may require; (xxiii) the effectiveness of our disclosure controls and procedures; (xxiv) the risk that disruptions from the Mergers will harm our or the Partnership’s business, including current plans and operations and that management’s time and attention will be diverted on transaction-related issues; (xxv) potential adverse reactions or changes to business relationships, including with employees, suppliers, customers, competitors or credit rating agencies, resulting from the completion of the Mergers; (xxvi) potential business uncertainty, including the outcome of commercial negotiations that could affect our and/or the Partnership’s financial performance and operating results; and (xxviii) such other factors as discussed throughout the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of our Annual Report on Form 10-K for the year ended December 31, 2023, filed with the U.S. Securities and Exchange Commission on March 7, 2024.

Any forward-looking statement made by us in this communication is based only on information currently available to us and speaks only as of the date on which it is made. Except as may be required by applicable law, we undertake no obligation to publicly update any forward-looking statement whether as a result of new information, future developments or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of December 19, 2023, by and among Kodiak Gas Services, Inc., Kick Stock Merger Sub, LLC, Kick LP Merger Sub, LLC, Kick GP Merger Sub, LLC, CSI Compressco LP and CSI Compressco GP. (incorporated by reference to Exhibit 2.1 to the Registrant’s Current on Form 8-K filed with the SEC on December 20, 2023)*

3.1	Certificate of Designations of Series A Preferred Stock of Kodiak Gas Services, Inc.

10.1	Registration Rights Agreement, dated as of April 1, 2024

10.2	Sixth Amended and Restated Limited Liability Company Agreement of Kodiak Gas Services, LLC, dated as of April 1, 2024

99.1	Press Release of Kodiak Gas Services, Inc. dated April 1, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	All schedules to the Merger Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 1, 2024

KODIAK GAS SERVICES, INC.

By:	/s/ Kelly M. Battle
Name:	Kelly M. Battle
Title:	Executive Vice President, Chief Legal Officer, Chief Compliance Officer and Corporate Secretary